                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. Alexander's Corporation (the "Company") on Form 10-Q for the period ending June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lonnie
J. Stout II, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Lonnie J. Stout II
-------------------------------------------------
Lonnie J. Stout II
Chairman, President and Chief Executive Officer
August 11, 2003

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to J. Alexander's Corporation and will be retained by J. Alexander's Corporation and furnished to the Securities and Exchange Commission or its staff upon request.